--------------------------------------------------------------------------------
SPECIALTY EQUITY
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Alliance Health Care Fund

Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 20, 2002

Dear Shareholder:

This report contains investment results for Alliance Health Care Fund (the "Fund") for the annual reporting period ended June 30 2002, as well as a discussion of the Fund's investment strategy and outlook.

Investment Objectives and Policies

This open-end fund seeks capital appreciation and, secondarily, current income. The Fund invests substantially all of its assets in securities issued by companies principally engaged in health care and health care-related industries. The Fund seeks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest up to 40% of its total assets in foreign securities.

Investment Results

The following table indicates the Fund's performance compared to its benchmarks, the Standard & Poor's (S&P) 500 Stock Index and the S&P Healthcare Sector Composite. We have also added the Morgan Stanley Capital International (MSCI) World Healthcare Index as a benchmark given the Fund's ability to invest in foreign securities for the six- and 12-month periods ended June 30, 2002. In addition, we have included performance of the Lipper Health/Biotechnology Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Health Care Fund
--------------------------------------------------------------------------------
  Class A                                                   -11.01%      -11.96%
--------------------------------------------------------------------------------
  Class B                                                   -11.30%      -12.58%
--------------------------------------------------------------------------------
  Class C                                                   -11.38%      -12.58%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                         -13.15%      -17.98%
--------------------------------------------------------------------------------
S&P Healthcare Sector Composite                             -16.71%      -13.22%
--------------------------------------------------------------------------------
MSCI World Healthcare Index                                 -12.65%      -11.89%
--------------------------------------------------------------------------------
Lipper Health/ Biotechnology Funds Average                  -24.97%      -26.00%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. The MSCI World Healthcare Index is a capitalization-weighted index that monitors the performance of health care stocks from around the world. The Lipper Health/Biotechnology Funds Average reflects the performance of 195 and 181 funds for the six- and 12-month periods ended June 30, 2002. The Average has generally similar investment objectives to the Fund, although the investment policies for its various funds may vary. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Health Care Fund.

      Additional investment results appear on pages 5-8.

The health care sector produced negative returns for the six- and 12-month periods ended June 30, 2002. Specifically, biotechnology stocks were weak across the board, reflecting weakness in NASDAQ type stocks and Food & Drug Administration (FDA) cautiousness regarding new product approvals.

Despite the sector's negative performance, the Fund outperformed the S&P 500 Stock Index, S&P Healthcare Sector Composite, the MSCI World Healthcare Index, as well as the Lipper Health/Biotechnology Fund Average in the six- and 12-month periods ended June 30, 2002. The Fund's outperformance, relative to the benchmarks, was largely due to its large exposure to medical service stocks, particularly U.S. based managed care health insurance and hospital management companies. Health insurers achieved low double digit premium rate increases in 2002 and appear headed for mid-teens rate increases in 2003, trends ahead of health cost increases, providing improving profitability. Moreover, Medicare reimbursement to health care providers, especially hospitals, has improved from the federal budget restraint days of 1997 to 1999.

During the six- and 12-month periods under review, the Fund's strongest contributors to performance were all in the medical services sector. The three largest gainers were all managed care stocks including Anthem, Inc. up 36%, WellPoint Health Networks, Inc. up 33% and UnitedHealth Group, Inc. up 29%. These three companies have benefitted from market share gains, large premium rate increases, growth in ancillary businesses and overhead expense leverage. Hospital management holdings HCA, Inc., Tenet Healthcare Corp. and Health Management Associates, Inc. were up 23%, 22% and 10%, respectively, benefiting from expense control, strong admissions growth and better pricing flexibility. Laboratory Corp. of America Holdings, a lab testing services company, was up 13%, on very strong earnings growth exceeding expectations. The best performer for the period amongst the drug holdings was Novartis AG ADR, up 21%. However, other drug related hold-


--------------------------------------------------------------------------------
2 o ALLIANCE HEALTH CARE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ings such as Bristol-Myers Squibb Co., Eli Lilly & Co. and Schering-Plough Corp., although not large holdings within the Fund, fell more than 20%, mainly due to patent expiration issues.

Investment Strategy

The aging population, particularly the baby boomers reaching their mid-fifties, is spurring demand for health care throughout the developed world.

On the negative side, significant patent expirations for large volume drugs have negatively impacted earnings growth for selected drug companies, none of which were large holdings in the Fund. However, the resulting negative investor sentiment towards the pharmaceutical sector, combined with, in the U.S., a more cautious FDA stance regarding drug approvals, resulted in weak drug stock performance, in general. The industry will experience a reprieve from the extensive patent expiration penalties from 2003 to 2005 until another wave of patent expirations arrives in 2006. The FDA tends to become more or less cautious in pendulum shifts over time, prodded by Congressional pressure.

Biotechnology stocks have been very poor performers, hurt by FDA cautiousness, weaker demand for research based capital equipment products and the weak equity markets for NASDAQ type stocks. However, longer-term fundamentals for the industry remain intact, and we expect a growing proportion of new drugs in the next five to 10 years to be large molecule products characteristic of biotechnology company development. Stock performance in this sector appears to be captive of NASDAQ performance, in general.

Outlook

Average earnings growth of the Fund's 10 largest holdings, which represent 40% to 45% of assets over time, has consistently been in the 25% to 30% range in each quarter of calendar 2001 and, it is estimated, in the first half of 2002. The total portfolio of the Fund's holdings should continue to report average earnings growth of 15% to 17% annually, from 2002 to 2003, as was the case from 1998 to 2001. This growth should be rewarded in the marketplace as it is superior to corporate profits growth, while valuations for health care securities average below the overall market.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your interest and investment in Alliance Health Care Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Norman M. Fidel

Norman M. Fidel, Portfolio Manager, has over 32 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE HEALTH CARE FUND
GROWTH OF A $10,000 INVESTMENT
8/13/99* TO 6/30/02

    [THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lipper Health/ Biotechnology Funds Average:  $11,799
Alliance Health Care Fund Class A:           $ 9,569
S&P Healthcare Sector Composite:             $ 9,413
MSCI World Healthcare Index:                 $ 9,269
S&P 500 Stock Index:                         $ 7,772

                                       Lipper           S&P            MSCI
              Alliance    S&P 500      Health/       Healthcare       World
            Health Care    Stock    Biotechnology      Sector       Healthcare
               Fund        Index    Funds Average     Composite        Index
-------------------------------------------------------------------------------
8/31/1999      9,576       10,000      10,000          10,000         10,000
6/30/2000     11,958       11,125      15,942          11,580         11,276
6/30/2001     10,869        9,476      15,360          10,847         10,519
6/30/2002      9,569        7,772      11,799           9,413          9,269


This chart illustrates the total value of an assumed $10,000 investment in Alliance Health Care Fund Class A shares at net asset value (NAV) (from 8/31/99 to 6/30/02) as compared to the performance of appropriate indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care related products or services.

The MSCI World Healthcare Index is a capitalization-weighted index that monitors the performance of health care stocks from around the world.

The Lipper Health/Biotechnology Funds Average reflects the performance of 69 funds (based on the number of funds in the average from 8/31/99 to 6/30/02). These funds have generally similar investment objectives to Alliance Health Care Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Health Care Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Health Care Fund.

* Closest month-end after Fund's Class A share inception date of 8/27/99.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE HEALTH CARE FUND
HISTORY OF RETURNS
YEARLY PERIOD ENDED 6/30

      [THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

              Alliance Health Care Fund--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                                                          Lipper Health/
                   Alliance          S&P Healthcare       Biotechnology
               Health Care Fund     Sector Composite      Funds Average
--------------------------------------------------------------------------------
   6/30/00*          24.00%                15.80%             59.42%
   6/30/01           -9.10%                -6.33%             -2.99%
   6/30/02          -11.96%               -13.22%            -26.00%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. The Lipper Health/Biotechnology Funds Average reflects the performance of funds that have generally similar investment objectives to the Fund, although the investment policies for its various funds may differ. An investor cannot invest directly in an index or average, and its results are not indicative of the performance of any specific investment, including Alliance Health Care Fund.

* The Fund's return for the period ended 6/30/00 is from the Fund's inception date of 8/27/99 through 6/30/00. The benchmark's return for the period ended 6/30/00 is from 8/31/99 through 6/30/00.


--------------------------------------------------------------------------------
6 o ALLIANCE HEALTH CARE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2002

INCEPTION DATES

Class A Shares
8/27/99
Class B Shares
8/27/99
Class C Shares
8/27/99

PORTFOLIO STATISTICS

Net Assets ($mil): 276.1
Average Market Capitalization ($mil): 35,093

COUNTRY BREAKDOWN

    80.4% United States
     5.8% Switzerland
     5.6% United Kingdom                [PIE CHART]
     4.8% France
     3.4% Japan

INDUSTRY BREAKDOWN

    43.7% Drugs
    30.6% Medical Services
    14.0% Medical Products              [PIE CHART]
    11.7% Biotechnology

All data as of June 30, 2002. The Fund's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                     1 Year          -11.96%                   -15.73%
           Since Inception*           -0.27%                    -1.77%

Class B Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                     1 Year          -12.58%                   -16.08%
           Since Inception*           -0.99%                    -1.69%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -12.58%                   -13.45%
           Since Inception*           -0.99%                    -0.99%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risks and may be more volatile than investments in larger companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception Date: 8/27/99 for all share classes.


--------------------------------------------------------------------------------
8 o ALLIANCE HEALTH CARE FUND

                                                        ------------------------
                                                        INDUSTRY DIVERSIFICATION
                                                        ------------------------

INDUSTRY DIVERSIFICATION
June 30, 2002

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Biotechnology                                    $  32,256,415             11.7%
--------------------------------------------------------------------------------
Drugs                                              121,113,999             43.9
--------------------------------------------------------------------------------
Medical Products                                    38,726,396             14.0
--------------------------------------------------------------------------------
Medical Services                                    84,807,156             30.7
--------------------------------------------------------------------------------
Total Investments                                  276,903,966            100.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities              (778,704)            (0.3)
--------------------------------------------------------------------------------
Net Assets                                       $ 276,125,262            100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
June 30, 2002

                                                                     Percent of
Company                                          U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Pfizer, Inc.--A research based, global
   pharmaceutical company that
   discovers, develops, manufactures and
   markets medicines for humans and
   animals. The company's products
   include prescription pharmaceuticals,
   non-prescription self-medications
   and animal health products such as
   anti-infective medicines and
   vaccines.                                     $22,868,125             8.3%
--------------------------------------------------------------------------------
Forest Laboratories, Inc.--Develops,
   manufactures and sells both branded
   and generic forms of ethical products
   which require a physician's
   prescription. The company also
   manufactures non-prescription
   pharmaceutical products sold
   over-the-counter, which are used for
   the treatment of a wide range of
   illnesses. The company's products are
   marketed in the United States and
   eastern Europe.                                13,706,880             5.0
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Manufactures
   health care products and medical and
   surgical equipment. The company
   produces prescription and generic
   pharmaceuticals primarily for
   cardiovascular, central nervous
   system and internal medicine
   disorders and oncology.                        13,211,810             4.8
--------------------------------------------------------------------------------
Tenet Healthcare Corp.--Through its
   subsidiaries, owns or operates
   general hospitals and related health
   care facilities serving communities
   in the United States.                          13,179,510             4.8
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.--Owns and
   manages organized health systems in
   the United States and
   internationally. The company provides
   employers products and resources to
   plan and administer employee benefit
   programs. The company also serves the
   health care needs of older Americans,
   provides specialized care services
   and provides health care information
   and research to providers.                     12,926,860             4.7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

                                                                     Percent of
Company                                          U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.--A
   managed care company that serves the
   health care needs of medical and
   specialty members through Blue Cross
   of California, Blue Cross and Blue
   Shield of Georgia, Blue Cross and
   Blue Shield of Missouri and UNICARE.
   The company offers products such as
   health maintenance organization,
   preferred provider organization,
   point of service, hybrid and
   specialty managed care products.              $12,815,307             4.6%
--------------------------------------------------------------------------------
Stryker Corp.--Develops, manufactures
   and markets specialty surgical and
   medical products. The company's
   products include orthopedic implants,
   powered surgical instruments,
   endoscopic systems, patient care and
   handling equipment for the global
   market. The company also provides
   outpatient physical therapy services
   in the United States.                          11,772,200             4.3
--------------------------------------------------------------------------------
Wyeth--A research-driven pharmaceutical
   and health care products company. The
   company discovers, develops,
   manufactures and markets
   pharmaceuticals, vaccines,
   biotechnology products and non-
   prescription medicines that improve
   the quality of life for people
   worldwide. The company's major
   divisions include Wyeth
   Pharmaceuticals, Wyeth Consumer
   Healthcare and Fort Dodge Animal
   Health.                                        10,926,080             3.9
--------------------------------------------------------------------------------
Novartis AG--Manufactures pharmaceutical
   and nutrition products. The company
   produces treatments for hypertension,
   fungal infections, skin conditions,
   arthritis, cancer, cardiovascular
   diseases, arteriosclerosis and other
   conditions, animal health products,
   baby food and clinical nutrition
   products for healthcare
   organizations.                                 10,570,487             3.8
--------------------------------------------------------------------------------
Medtronic, Inc.--Provides device-based
   therapies that restore health, extend
   life and alleviate pain. The
   company's principal products include
   those for bradycardia pacing,
   tachyarrhythmia management, atrial
   fibrillation management, heart
   failure management, heart valve
   replacement, malignant and
   non-malignant pain and movement
   disorders. Medtronic's products are
   sold worldwide.                                10,515,390             3.8
--------------------------------------------------------------------------------
                                                $132,492,649            48.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2003

Company                                             Shares      U.S. $ Value
----------------------------------------------------------------------------

COMMON STOCKS-100.3%
France-4.8%
Sanofi-Synthelabo, SA .........................     217,600    $  13,211,810
                                                               -------------

Japan-3.4%
Shionogi & Co., Ltd. ..........................     110,000        1,403,455
Takeda Chemical Industries, Ltd. ..............     180,000        7,900,534
                                                               -------------
                                                                   9,303,989
                                                               -------------
Switzerland-5.9%
Novartis AG ...................................     152,000        6,669,617
   ADR ........................................      89,000        3,900,870
Serono, SA (ADR) ..............................     347,064        5,657,143
                                                               -------------
                                                                  16,227,630
                                                               -------------
United Kingdom-5.6%
AstraZeneca Plc. (ADR) ........................     198,700        8,146,700
GlaxoSmithKline Plc. (ADR) ....................     170,793        7,368,010
                                                               -------------
                                                                  15,514,710
                                                               -------------
United States-80.6%
Abbott Laboratories ...........................     179,000        6,739,350
Amgen, Inc.(a) ................................     167,100        6,998,148
Anthem, Inc.(a) ...............................     113,400        7,652,232
Applera Corp.-Applied Biosystems Group ........     154,600        3,013,154
Bristol-Myers Squibb Co. ......................      65,400        1,680,780
Cardinal Health, Inc. .........................     151,200        9,285,192
Eli Lilly & Co. ...............................      85,100        4,799,640
Forest Laboratories, Inc.(a) ..................     193,600       13,706,880
Genentech, Inc.(a) ............................     171,400        5,741,900
HCA, Inc. .....................................     149,900        7,120,250
Health Management Associates, Inc.,
  Series A(a) .................................     514,700       10,371,205
Hooper Holmes, Inc. ...........................     450,600        3,604,800
Human Genome Sciences, Inc.(a) ................     157,600        2,111,840
Johnson & Johnson .............................     185,600        9,699,456
Laboratory Corp. of America Holdings(a) .......     172,000        7,851,800
MedImmune, Inc.(a) ............................     175,750        4,639,800
Medtronic, Inc. ...............................     245,400       10,515,390
Merck & Co., Inc. .............................     126,000        6,380,640
Myriad Genetics, Inc.(a) ......................      72,000        1,464,480
Pfizer, Inc. ..................................     653,375       22,868,125
Pharmacia Corp. ...............................     180,534        6,760,998
Schering-Plough Corp. .........................     219,100        5,389,860
Stryker Corp. .................................     220,000       11,772,200
Tenet Healthcare Corp.(a) .....................     184,200       13,179,510
UnitedHealth Group, Inc. ......................     141,200       12,926,860
Waters Corp.(a) ...............................      98,500        2,629,950


--------------------------------------------------------------------------------
12 o ALLIANCE HEALTH CARE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                             Shares      U.S. $ Value
----------------------------------------------------------------------------

WellPoint Health Networks, Inc.(a) ............     164,700    $  12,815,307
Wyeth .........................................     213,400       10,926,080
                                                               -------------
                                                                 222,645,827
                                                               -------------
Total Investments-100.3%
   (cost $282,779,492) ........................                  276,903,966
Other assets less liabilities-(0.3%) ..........                     (778,704)
                                                               -------------

Net Assets-100% ...............................                $ 276,125,262
                                                               =============

(a)   Non-income producing security.

      Glossary:

      ADR-American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $282,779,492) .....     $ 276,903,966
Cash ........................................................           361,499
Receivable for capital stock sold ...........................           310,489
Dividends receivable ........................................           248,366
                                                                  -------------
Total assets ................................................       277,824,320
                                                                  -------------

Liabilities
Payable for capital stock redeemed ..........................           919,089
Advisory fee payable ........................................           223,946
Distribution fee payable ....................................           191,275
Accrued expenses ............................................           364,748
                                                                  -------------
Total liabilities ...........................................         1,699,058
                                                                  -------------
Net Assets ..................................................     $ 276,125,262
                                                                  =============

Composition of Net Assets
Capital stock, at par .......................................     $      28,421
Additional paid-in capital ..................................       313,221,219
Accumulated net investment loss .............................           (25,952)
Accumulated net realized loss on investment
  and foreign currency transactions .........................       (31,233,531)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities .......        (5,864,895)
                                                                  -------------
                                                                  $ 276,125,262
                                                                  -------------

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($63,973,041/6,487,719 shares of capital stock
  issued and outstanding) ...................................     $        9.86
Sales charge--4.25% of public offering price ................               .44
                                                                  -------------
Maximum offering price ......................................     $       10.30
                                                                  =============
Class B Shares
Net asset value and offering price per share
  ($163,340,139/16,910,360 shares of capital stock
  issued and outstanding) ...................................     $        9.66
                                                                  =============
Class C Shares
Net asset value and offering price per share
  ($41,267,765/4,270,458 shares of capital stock
  issued and outstanding) ...................................     $        9.66
                                                                  =============
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($7,544,317/752,030 shares of capital stock
  issued and outstanding) ...................................     $       10.03
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE HEALTH CARE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
  of $98,900) .................................    $  2,276,804
Interest ......................................          67,681    $  2,344,485
                                                   ------------

Expenses
Advisory fee ..................................       3,073,175
Distribution fee--Class A .....................         219,318
Distribution fee--Class B .....................       1,913,070
Distribution fee--Class C .....................         511,337
Transfer agency ...............................       1,349,653
Printing ......................................         188,409
Custodian .....................................         145,772
Administrative ................................         136,000
Audit and legal ...............................         100,371
Registration ..................................          82,526
Directors' fees ...............................          23,030
Miscellaneous .................................          14,698
                                                   ------------
Total expenses ................................                       7,757,359
                                                                   ------------
Net investment loss ...........................                      (5,412,874)
                                                                   ------------

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
  transactions ................................                     (20,512,881)
Net realized loss on foreign currency
  transactions ................................                         (36,311)
Net change in unrealized
  appreciation/depreciation of:
  Investments .................................                     (15,464,153)
  Foreign currency denominated
     assets and liabilities ...................                          13,571
                                                                   ------------
Net loss on investment and foreign
  currency transactions .......................                     (35,999,774)
                                                                   ------------
Net Decrease in Net Assets from
  Operations ..................................                    $(41,412,648)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended      Year Ended
                                                    June 30,        June 30,
                                                      2002            2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................     $  (5,412,874)   $  (4,809,984)
Net realized loss on investment and foreign
  currency transactions ......................     (20,549,192)      (8,324,552)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .........     (15,450,582)     (28,889,560)
                                                 -------------    -------------
Net decrease in net assets from
  operations .................................     (41,412,648)     (42,024,096)

Distributions to Shareholders from
Net realized gain on investment and foreign
  currency transactions
  Class A ..................................                -0-        (449,273)
  Class B ..................................                -0-      (1,130,956)
  Class C ..................................                -0-        (350,964)
  Advisor Class ............................                -0-         (51,062)
Distributions in excess of net realized gain
  on investment and foreign currency
  transactions
  Class A ..................................                -0-         (78,106)
  Class B ..................................                -0-        (196,615)
  Class C ..................................                -0-         (61,015)
  Advisor Class ............................                -0-          (8,877)

Capital Stock Transactions
Net increase (decrease) ....................       (27,832,035)     138,884,144
                                                 -------------    -------------
Total increase (decrease) ..................       (69,244,683)      94,533,180

Net Assets
Beginning of period ........................       345,369,945      250,836,765
                                                 -------------    -------------
End of period ..............................     $ 276,125,262    $ 345,369,945
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

Alliance Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a prorata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment;
tem-


--------------------------------------------------------------------------------
18 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

porary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net investment loss, resulted in a net decrease in accumulated net realized loss on investment and foreign currency transactions, a decrease in accumulated net investment loss and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .95 % of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $136,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $878,613 for the year ended June 30, 2002.

For the year ended June 30, 2002, the Fund's expenses were reduced by $7,513 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $47,636 from the sales of Class A shares and $3,749, $611,331 and $12,498 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2002.

Brokerage commissions paid on investment transactions for the year ended June 30, 2002, amounted to $114,611, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,502,842 and $684,568 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $29,490,307 and $57,721,997, respectively, for the year ended June 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was $283,081,438. Gross unrealized appreciation of investments was $51,727,880 and gross unrealized depreciation of investments was $57,905,352 resulting in net unrealized depreciation of $6,177,472, (excluding foreign currency).

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2002, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 were as follows:


--------------------------------------------------------------------------------
20 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                                      2002              2001
                                                 ============        ==========
Distributions paid from:
   Ordinary income ..........................    $         -0-       $1,929,114
   Long term capital gains ..................              -0-           53,141
                                                 ------------        ----------
Total taxable distributions .................              -0-        1,982,255
Return of capital ...........................              -0-          344,613
                                                 ------------        ----------
Total distributions paid ....................    $         -0-       $2,326,868
                                                 ============        ==========

As of June 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains and
  other losses ..............................    $(31,259,483)(a)
Unrealized appreciation (depreciation) ......      (6,177,472)(b)
                                                 ------------
Total accumulated earnings (deficit) ........    $(37,436,955)
                                                 ============

(a) On June 30, 2002, the Fund had a net capital loss carryforward of $23,985,694, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2002, the Fund deferred to July 1, 2002, post-October capital losses of $6,945,891 and currency losses of $8,452.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                     -------------------------     ----------------------------
                               Shares                           Amount
                     -------------------------     ----------------------------
                     Year Ended     Year Ended     Year Ended,       Year Ended
                       June 30,       June 30,        June 30,         June 30,
                           2002           2001            2002             2001
                     ----------------------------------------------------------
Class A
Shares sold           3,151,512      8,292,579    $ 34,142,202    $ 102,251,312
-------------------------------------------------------------------------------
Shares converted
  from Class B          163,249         31,532       1,767,483          373,600
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-        35,500              -0-         474,988
-------------------------------------------------------------------------------
Shares redeemed      (3,688,294)    (5,965,780)    (39,822,277)     (72,621,736)
-------------------------------------------------------------------------------
Net increase
  (decrease)           (373,533)     2,393,831    $ (3,912,592)   $  30,478,164
===============================================================================


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     -------------------------     ----------------------------
                               Shares                           Amount
                     -------------------------     ----------------------------
                     Year Ended     Year Ended     Year Ended,       Year Ended
                       June 30,       June 30,        June 30,         June 30,
                           2002           2001            2002             2001
                     ----------------------------------------------------------
Class B
Shares sold           3,334,747     10,751,121    $ 35,563,408    $ 132,981,447
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-        84,186              -0-       1,116,297
-------------------------------------------------------------------------------
Shares converted
  to Class A           (166,167)       (31,875)     (1,767,483)        (373,600)
-------------------------------------------------------------------------------
Shares redeemed      (4,684,500)    (4,109,457)    (49,105,886)     (48,412,412)
-------------------------------------------------------------------------------
Net increase
  (decrease)         (1,515,920)     6,693,975    $(15,309,961)   $  85,311,732
===============================================================================

Class C
Shares sold             887,358      3,217,754    $  9,442,011    $  39,926,002
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-        28,213              -0-         374,112
-------------------------------------------------------------------------------
Shares redeemed      (1,810,158)    (1,667,873)    (19,074,842)     (19,591,738)
-------------------------------------------------------------------------------
Net increase
  (decrease)           (922,800)     1,578,094    $ (9,632,831)   $  20,708,376
===============================================================================

Advisor Class
Shares sold             321,787        413,363    $  3,548,405    $   5,261,666
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-         3,687              -0-          49,924
-------------------------------------------------------------------------------
Shares redeemed        (231,578)      (248,277)     (2,525,056)      (2,925,718)
-------------------------------------------------------------------------------
Net increase             90,209        168,773    $  1,023,349    $   2,385,872
===============================================================================

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2002.


--------------------------------------------------------------------------------
22 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A share Of Capital Stock Outstanding Throughout Each Period

                                                           -------------------------------------
                                                                          Class A
                                                           -------------------------------------
                                                                                      August 27,
                                                            Year Ended June 30,       1999(a) to
                                                           ----------------------       June 30,
                                                              2002           2001           2000
                                                           -------------------------------------
Net asset value, beginning of period ................      $ 11.20        $ 12.40        $ 10.00
                                                           -------------------------------------
Income From Investment Operations
Net investment loss(b) ..............................         (.12)          (.11)          (.06)(c)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions .................        (1.22)         (1.00)          2.46
                                                           -------------------------------------
Net increase (decrease) in net asset value from
  operations ........................................        (1.34)         (1.11)          2.40
                                                           -------------------------------------

Less: Distributions
Distributions from net realized gain on investment
  and foreign currency transactions .................           -0-          (.08)            -0-
Distributions in excess of net realized gain on
  investment and foreign currency transactions ......           -0-          (.01)            -0-
                                                           -------------------------------------
Total distributions .................................           -0-          (.09)            -0-
                                                           -------------------------------------
Net asset value, end of period ......................      $  9.86        $ 11.20        $ 12.40
                                                           =====================================

Total Return
Total investment return based on net asset value(d) .       (11.96)%        (9.10)%        24.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........      $63,973        $76,827        $55,412
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ...........         1.85%          1.73%          1.92%(e)
  Expenses, before waivers/reimbursements ...........         1.85%          1.73%          1.96%(e)
  Net investment loss ...............................        (1.13)%         (.90)%         (.67)%(c)(e)
Portfolio turnover rate .............................            9%             8%            26%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A share Of Capital Stock Outstanding Throughout Each Period

                                                              ----------------------------------------------
                                                                                 Class B
                                                              ----------------------------------------------
                                                                                                  August 27,
                                                                   Year Ended June 30,            1999(a) to
                                                              ---------------------------           June 30,
                                                                  2002               2001               2000
                                                              ----------------------------------------------
Net asset value, beginning of period ................         $  11.05           $  12.33           $  10.00
                                                              ----------------------------------------------
Income From Investment Operations
Net investment loss(b) ..............................             (.20)              (.19)              (.13)(c)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions .................            (1.19)             (1.00)              2.46
                                                              ----------------------------------------------
Net increase (decrease) in net asset value from
  operations ........................................            (1.39)             (1.19)              2.33
                                                              ----------------------------------------------

Less: Distributions
Distributions from net realized gain on investment
  and foreign currency transactions .................               -0-              (.08)                -0-
Distributions in excess of net realized gain on
  investment and foreign currency transactions ......               -0-              (.01)                -0-
                                                              ----------------------------------------------
Total distributions .................................               -0-              (.09)                -0-
                                                              ----------------------------------------------
Net asset value, end of period ......................         $   9.66           $  11.05           $  12.33
                                                              ==============================================
Total Return
Total investment return based on net asset value(d) .           (12.58)%            (9.81)%            23.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........         $163,340           $203,620           $144,659
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ...........             2.60%              2.46%              2.64%(e)
  Expenses, before waivers/reimbursements ...........             2.60%              2.46%              2.67%(e)
  Net investment loss ...............................            (1.87)%            (1.63)%            (1.40)%(c)(e)
Portfolio turnover rate .............................                9%                 8%                26%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A share Of Capital Stock Outstanding Throughout Each Period

                                                              ----------------------------------------------
                                                                                 Class C
                                                              ----------------------------------------------
                                                                                                  August 27,
                                                                   Year Ended June 30,            1999(a) to
                                                              ---------------------------           June 30,
                                                                  2002               2001               2000
                                                              ----------------------------------------------
Net asset value, beginning of period ................         $  11.05           $  12.33           $  10.00
                                                              ----------------------------------------------
Income From Investment Operations
Net investment loss(b) ..............................             (.20)              (.19)              (.12)(c)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions .................            (1.19)             (1.00)              2.45
                                                              ----------------------------------------------
Net increase (decrease) in net asset value from
  operations ........................................            (1.39)             (1.19)              2.33
                                                              ----------------------------------------------

Less: Distributions
Distributions from net realized gain on investment
  and foreign currency transactions .................               -0-              (.08)                -0-
Distributions in excess of net realized gain on
  investment and foreign currency transactions ......               -0-              (.01)                -0-
                                                              ----------------------------------------------
Total distributions .................................               -0-              (.09)                -0-
                                                              ----------------------------------------------
Net asset value, end of period ......................         $   9.66           $  11.05           $  12.33
                                                              ==============================================
Total Return
Total investment return based on net asset value(d) .           (12.58)%            (9.81)%            23.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........         $ 41,268           $ 57,405           $ 44,582
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ...........             2.57%              2.44%              2.63%(e)
  Expenses, before waivers/reimbursements ...........             2.57%              2.44%              2.67%(e)
  Net investment loss ...............................            (1.84)%            (1.60)%            (1.38)%(c)(e)
Portfolio turnover rate .............................                9%                 8%                26%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A share Of Capital Stock Outstanding Throughout Each Period

                                                              ----------------------------------------------
                                                                               Advisor Class
                                                              ----------------------------------------------
                                                                                                  August 27,
                                                                   Year Ended June 30,            1999(a) to
                                                              ---------------------------           June 30,
                                                                  2002               2001               2000
                                                              ----------------------------------------------
Net asset value, beginning of period ................         $  11.36           $  12.54           $  10.00
                                                              ----------------------------------------------
Income From Investment Operations
Net investment loss(b) ..............................             (.09)              (.07)              (.03)(c)
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions .................            (1.24)             (1.02)              2.57
                                                              ----------------------------------------------
Net increase (decrease) in net asset value from
  operations ........................................            (1.33)             (1.09)              2.54
                                                              ----------------------------------------------

Less: Distributions
Distributions from net realized gain on investment
  and foreign currency transactions .................               -0-              (.08)                -0-
Distributions in excess of net realized gain on
  investment and foreign currency transactions ......               -0-              (.01)                -0-
                                                              ----------------------------------------------
Total distributions .................................               -0-              (.09)                -0-
                                                              ----------------------------------------------
Net asset value, end of period ......................         $  10.03           $  11.36           $  12.54
                                                              ==============================================

Total Return
Total investment return based on net asset value(d) .           (11.71)%            (8.84)%            25.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........         $  7,544           $  7,518           $  6,184
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ...........             1.57%              1.42%              1.61%(e)
  Expenses, before waivers/reimbursements ...........             1.57%              1.42%              1.65%(e)
  Net investment loss ...............................             (.83)%             (.59)%            (.36)%(c)(e)
Portfolio turnover rate .............................                9%                 8%                26%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCE HEALTH CARE FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors
and Shareholders of
Alliance Health Care Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Health Care Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 27, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 12, 2002


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

share

A unit which represents ownership in a mutual fund or stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
28 o ALLIANCE HEALTH CARE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Norman Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                  PORTFOLIOS
                                                                   IN FUND             OTHER
  NAME, ADDRESS,                          PRINCIPAL                COMPLEX         DIRECTORSHIPS
  AGE OF DIRECTOR                       OCCUPATION(S)            OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS           DIRECTOR          DIRECTOR
-------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

John D. Carifa,**, 57,            President, Chief Operating           118           None
1345 Avenue of the                Officer and a Director of
Americas,                         ACMC, with which he has been
New York, NY 10105 (3)            associated since prior to
                                  1997.

DISINTERESTED DIRECTORS

Ruth Block,#+, 71,                Formerly an Executive Vice            92           None
P.O. Box 4623,                    President and the Chief
Stamford, CT 06903(3)             Insurance Officer of The
                                  Equitable Life Assurance
                                  Society of the United States;
                                  Chairman and Chief Executive
                                  Officer of Evlico; formerly a
                                  director of Avon, BP Amoco
                                  Corporation, Ecolab Inc.,
                                  Tandem Financial Group and
                                  Donaldson, Lufkin & Jenrette
                                  Securities Corporation.

David H. Dievler,#+, 72,          Independent consultant. Until         99           None
P.O. Box 167,                     December 1994, Senior Vice
Spring Lake, NJ 07762(3)          President of ACMC responsible
                                  for mutual fund
                                  administration. Prior to
                                  joining ACMC in 1984, Chief
                                  Financial Officer of Eberstadt
                                  Asset Management since 1968.
                                  Prior to that, Senior Manager
                                  at Price Waterhouse & Co.
                                  Member of American Institute
                                  of Certified Public
                                  Accountants since 1953.

John H. Dobkin,#+, 60,            Consultant. Currently,                95           None
P.O. Box 12,                      President of the Board of Save
Annandale, NY 12504(3)            Venice, Inc. (preservation
                                  organization). Formerly a
                                  Senior Advisor from June 1999
                                  - June 2000 and President from
                                  December 1989 - May 1999 of
                                  Historic Hudson Valley
                                  (historic preservation).
                                  Previously, Director of the
                                  National Academy of Design.
                                  During 1988-92, Director and
                                  Chairman of the Audit
                                  Committee of ACMC.


--------------------------------------------------------------------------------
32 o ALLIANCE HEALTH CARE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                  PORTFOLIOS
                                                                   IN FUND             OTHER
  NAME, ADDRESS,                          PRINCIPAL                COMPLEX         DIRECTORSHIPS
  AGE OF DIRECTOR                       OCCUPATION(S)            OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS           DIRECTOR          DIRECTOR
-------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+,69,      Investment Adviser and an            113           None
2 Sound View Drive                independent consultant.
Suite 100                         Formerly Senior Manager of
Greenwich, CT 06830 (3)           Barrett Associates, Inc., a
                                  registered investment adviser,
                                  with which he had been
                                  associated since prior to
                                  1997. Formerly Deputy
                                  Comptroller of the State of
                                  New York and, prior thereto,
                                  Chief Investment Officer of
                                  the New York Bank for Savings.


Clifford L. Michel,#+, 62,        Senior Counsel of the law firm        95           Placer Dome,
St. Bernard's Road,               of Cahill Gordon & Reindel,                        Inc. (mining)
Gladstone, NJ 07934 (3)           since February 2001 and a
                                  partner of that firm for more
                                  than 25 years prior thereto.
                                  President and Chief Executive
                                  Officer of Wenonah Development
                                  Company (investments).

Donald J. Robinson,#+, 67,        Senior Counsel of the law firm       107           None
98 Hell's Peak Road,              of Orrick, Herrington &
Weston, VT 05161 (3)              Sutcliffe LLP since January
                                  1997. Formerly a senior
                                  partner and a member of the
                                  Executive Committee of that
                                  firm. He was also a member and
                                  Chairman of the Municipal
                                  Securities Rulemaking Board
                                  and a Trustee of the Museum of
                                  the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

                                                                        Principal Occupation
Name, Address* and Age          Position(s) Held with Fund              During Past 5 Years**
------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman & President               See biography above.

Norman M. Fidel, 56             Senior Vice President              Senior Vice President of
                                                                   ACMC**, with which he has been
                                                                   associated since prior to
                                                                   1997.

Thomas J. Bardong, 57           Vice President                     Senior Vice President of
                                                                   ACMC**, with which he has been
                                                                   associated since prior to
                                                                   1997.

Russell Brody, 35               Vice President                     Vice President of ACMC**, with
                                                                   which he has been associated
                                                                   since April 1997. Prior
                                                                   thereto, he was the head of
                                                                   European Equity Dealing of
                                                                   Lambard Odier et Cie since
                                                                   prior to 1997.

Matthew Murray, 35              Vice President                     Vice President of ACMC**, with
                                                                   which he has been associated
                                                                   since 1999. Prior thereto he
                                                                   was a biotechnology analyst at
                                                                   Lehman Brothers since prior to
                                                                   1997.

Edmund P. Bergan, Jr., 52       Secretary                          Senior Vice President and the
                                                                   General Counsel of Alliance
                                                                   Fund Distributors, Inc.
                                                                   ("AFD"**) and Alliance Global
                                                                   Investor Services Inc.
                                                                   ("AGIS"**), with which he has
                                                                   been associated since prior to
                                                                   1997.

Mark D. Gersten, 51             Treasurer and Chief Financial      Senior Vice President of
                                Officer                            AGIS**, with which he has been
                                                                   associated since prior to
                                                                   1997.

Vincent S. Noto, 37             Controller                         Vice President of AGIS**, with
                                                                   which he has been associated
                                                                   since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, 4NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
34 o ALLIANCE HEALTH CARE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE HEALTH CARE FUND

Alliance Health Care Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HCFAR0602